Stockholders' Equity	12 Months Ended
Dec. 31, 2015
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
12.	Stockholders’ Equity

On July 31, 2014, the Company completed a public offering of 1,754,386 common shares at a price to the public of $2.85 per share, which raised gross proceeds of $5,000,000 and the net proceeds of approximately $4,289,000, after deducting the Company’s underwriting discounts and commissions and offering expenses payable in connection with the offering. The Company also granted the underwriters a 45-day option to purchase up to 263,157 additional common shares to cover over-allotments, if any. The option expired unexercised in September 2014.

On May 29, 2015, the Company completed another public offering of 1,015,000 common shares at a price to the public of $4.39 per share. The gross proceeds raised by the Company from the offering were approximately $4,460,000, before deducting underwriting discounts and commissions and other offering expenses. The Company also granted the underwriter a 45-day option to purchase up to 152,250 additional common shares to cover over-allotments, if any. In June 2015, the underwriter partially exercised its over-allotment option for an additional 105,000 common shares. The gross proceeds raised by the Company from the sale of the over-allotment option shares were approximately $460,000, resulting in total gross proceeds from the offering of approximately $4,920,000. The remaining over-allotment option of 47,250 shares expired unexercised in July 2015. The total net proceeds from the offering, including the sale of the over-allotment option shares, were approximately $4,240,000, after deducting underwriting discounts and commissions and offering expenses payable by us